© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
1
CareFusion
Form 10 Roadshow
Dave Schlotterbeck
Vice Chairman and CEO
Clinical and Medical Products
Future Chairman and CEO, CareFusion
Jim Hinrichs
CFO
Clinical and Medical Products
Acting CFO, CareFusion
Exhibit 99.2

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Forward looking statements
This presentation contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments. These matters are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in our Form 10 and Cardinal Health’s
Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: uncertainties regarding our planned spin-off as a new stand-alone entity, including the timing and terms of any such spin-off and whether such spin-off will be completed, and uncertainties regarding the impact of the planned spin-off on us and the potential market for our securities; uncertainties regarding the divestiture of any of our stock retained by Cardinal Health after the spin-off;
difficulties or delays in the development, production, manufacturing and marketing of new or existing products and services, including difficulties or delays associated with obtaining requisite regulatory approvals or clearances associated with those activities; changes in laws and regulations or in the interpretation or application of laws or regulations, as well as possible failures to comply with applicable laws or regulations as a result of possible misinterpretations or misapplications; cost-containment efforts of our customers, purchasing groups, third-
party payers and governmental organizations; the continued financial viability and success of our customers and suppliers and the potential impact on our customers and suppliers of declining economic conditions, which could impact our results of operations and financial condition;
uncertainties related to the deferral in hospital capital spending and difficulties in forecasting the exact duration and potential long-term changes in hospital spending patterns; costs associated with protecting our trade secrets and enforcing our patent, copyright and trademark rights, and successful challenges to the validity of our patents, copyrights or trademarks; actions of regulatory bodies and other government authorities, including the FDA and foreign counterparts, that could delay, limit or suspend product development, manufacturing or sales or result in recalls, seizures, consent decrees, injunctions and monetary sanctions; costs or claims resulting from potential errors or defects in our manufacturing that may injure persons or damage property or operations, including costs from remediation efforts or recalls; the results, consequences, effects or timing of any commercial disputes, patent infringement claims or other legal proceedings or any government investigations; disruption or damage to or failure of our information systems; interruption in our ability to manufacture our products or an inability to obtain key components or raw materials or increased costs in such key components or raw materials; the costs, difficulties and uncertainties related to the integration of acquired businesses, including liabilities relating to the operations or activities of such businesses prior to their acquisition; uncertainties in our industry due to government healthcare reform; uncertainties related to the availability of additional financing to us in the future and the terms of such financing; risks associated with international operations, including fluctuations in currency exchange rates; the effects of our strategies to run our business in a tax-efficient manner; competitive pressures in the markets in which we operate; the loss of, or default by, one or more key customers or suppliers; unfavorable changes to the terms of key customer or supplier relationships; and general economic and market conditions. This presentation reflects management’s views as of March 31, 2009.
Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.

3 © 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved. Agenda Who we are What we do Our opportunities Spin-off detail 1 2 3 4

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Why invest in us?
We rank #6 in revenue of pure play med tech
companies
Leadership: Infusion, Med Dispensing, Infection
Prevention, PeriOperative Dispensing, Respiratory
and Neurocare, Surgical Products and Data Analytics
We are focused on improving the safety and quality
of health care
We will launch approximately 40 new and enhanced
products over the next 18 months
experience
A seasoned management team with a strong track
record of results
1. MX: Business Strategies for Medical Technology Executives,
May/June 2008 edition and Cardinal Health analysis. Revenue
reflects historical revenue of the CMP segment which includes the gloves, gowns and fluid management businesses being retained by
Cardinal Health after the spin-off.
1

5 © 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved. Why invest in us? experience

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
As a stand alone company
Global revenue approaching $4 billion FY09 pro forma
Approximately 16,000 employees worldwide
Customers in more than 120 countries
• Long-standing relationships with GPOs and major health systems in U.S.
• Growing global footprint
Direct operations in more than 20 countries
~$20 billion
global market
Opportunity
Serving:
Acute care hospitals
Insurance providers
Government
Outpatient surgery centers
=
1. An estimate of the pro forma revenue for the 12 months ending June 30, 2009 in accordance with generally accepted accounting principles with adjustments expected to reflect CareFusion as a stand-alone entity. The estimate is based on assumptions that management currently believes are reasonable, but actual revenue may vary materially from the estimate.
2. Cardinal Health data analysis.
1
2

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
CMP revenue and profit trends
1. Revenue and segment profit in the tables above reflects historical revenue and segment profit, including acquisitions, of the CMP segment which includes the gloves, gowns and fluid management businesses being retained by Cardinal health after the spin-off.
Segment Profit ($M)
Revenue ($M)
FY 07 FY 08
FY 06
5,000
4,000
3,000
2,000
1,000
0
800
600
400
200
0
FY 07 FY 08
FY 06
CAGR = 30.9%
CAGR = 21.9%
1
1

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Reporting segments –
revenue & segment profit
Critical Care
Technologies
Medical
Technologies
and Services
Revenue:
Profit:
55%
65%
First Half FY09
45%
35%

9 © 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved. Why invest in us? experience

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Leadership team
Dave
Schlotterbeck
Chairman & CEO
Chief Financial
Officer
Dwight
Winstead
COO
Tom Leonard
President
Dispensing
Technologies
Vivek Jain
President
Medical Technologies
and Services
Carol Zilm
President
Critical Care
Technologies

11 © 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved. Why invest in us? experience

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
CareFusion
Our Mission
Deliver clinically differentiated products and
services that improve the productivity and safety
of healthcare globally.

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Our strategy
• Deliver innovative, clinically differentiated and proven
solutions with compelling economic benefits
• Bring to market products that make it easy to follow
evidence-based protocols and provide improved patient care
• Leverage and integrate our portfolio to create unique value and drive world class processes and practices
• Grow sales outside the U.S. from ~26% in FY08 to 40+%
over the long term

14 © 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved. Why invest in us? experience

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Focus and position
Critical Care
Technologies
Medical Technologies
and Services
Medication Safety
Dispensing Infusion Respiratory
Infection
Prevention
Medical
Specialties
Infection Prevention
#1 #1 #1 #1

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Solution portfolio
Dispensing Infusion Respiratory
Annual market opportunity:
Annual market opportunity: Annual market opportunity:
Medication:
~$1 billion (U.S.)
Supplies:
~$1 billion (U.S.)
Infusion:
~$3 billion globally
Respiratory:
~$4 billion globally
1. Cardinal Health data analysis.
2. IBID.
3. IBID.
4. IBID.
Critical Care Technologies
Market leading brands
Pyxis
®
products
Market leading brands Market leading brands
Alaris
®
products Pulmonetics
Jaeger AVEA
2
1
3
4

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Solution portfolio
Medication Safety
Medical Specialties
Annual market opportunity: Annual market opportunity:
Infection Prevention
~$3.4 billion (U.S.)
Medical Specialties
~$2.5 billion (U.S.)
Infection Prevention
1. Cardinal Health data analysis – market opportunity assessment includes,  gloves, patient protection, fluid management and surgeon and staff protection  products.
2. Cardinal Health data analysis.
Medical Technologies and Services
Market leading brands Market leading brands
ChloraPrep
®
MedMined™ Services
V. Mueller
Snowden Pencer, Nicolet
1 2

18 © 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved. Why invest in us? experience

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Pressures on global
healthcare systems
• Healthcare costs rising, reimbursement and funding is
declining
• Shortage of more than 4 million healthcare workers
• Healthcare reform top priority
• Public awareness and hospital transparency are rising
• Reimbursement increasingly tied to quality: CMS will not
pay for ‘never’ events (U.S.)
1. The World Health Report 2006, “ Working together for health”, pp 11-12.
1

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Agile information management
Next-gen Infusion Next-gen Dispensing
Innovation roadmap
Core products
Safety
&
Value
~40 product introductions
Remote device programming
Integration of health records
Data & Analytics
Clinical Connectivity
Patient Event Advisor
Enve Ventilator
VAP bundle
‘12 ‘10 ‘09

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
The spinoff
• CAH will spinoff at least 80% of CFN outstanding shares in the form of a pro-rata dividend to CAH shareholders
•
Cardinal Health is required to dispose of remaining stake in
CareFusion within 5 years of the spinoff
• Continue to target Summer 2009 for completion
•
Contingent upon SEC review, credit market conditions, IRS
ruling on tax-free nature of the transaction, and investment grade ratings

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Capitalization
• Investment grade rating a condition of spinoff
• Anticipate $1.2B-1.5B of debt on balance sheet
• Expect solid liquidity position with domestic and
international cash balances

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Capital deployment policy
• Earnings will be retained to finance growth
•
Research and development
•
Tuck-in or technology acquisitions
• Do not anticipate paying any cash dividends
for the foreseeable future

© 2009 CareFusion, Inc. or one of its subsidiaries. All rights reserved.
Why invest in us?
We rank #6 in revenue of pure play med tech
companies
Leadership: Infusion, Med Dispensing, Infection
Prevention, PeriOperative Dispensing, Respiratory
and Neurocare, Surgical Products and Data Analytics
We are focused on improving the safety and quality
of health care
We will launch approximately 40 new and enhanced
products over the next 18 months
experience
A seasoned management team with a strong track
record of results
1. MX: Business Strategies for Medical Technology Executives,
May/June 2008 edition and Cardinal Health analysis. Revenue
reflects historical revenue of the CMP segment which includes the gloves, gowns and fluid management businesses being retained by
Cardinal Health after the spin-off.
1

Dave Schlotterbeck Vice Chairman and CEO Clinical and Medical Products Future Chairman and CEO, CareFusion Jim Hinrichs CFO Clinical and Medical Products Acting CFO, CareFusion